Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

The Income Stock Fund has a three-pronged objective: high current income, a growing dividend stream, and capital appreciation. These three parts do not always fit together easily. In fact, our last three messages have spoken about this challenge. High yielding stocks do not usually have rapidly growing earnings. Rapidly growing companies may raise their dividends generously, but seldom have high dividend yields. And growth of earnings and dividends is a key to capital appreciation. For much of the Income Stock Fund's history, periodic market dips offered the opportunity to buy growing companies at attractive yields. But since 1995, the stock market has driven steadily upward to the point where the yield on the S&P 500(1) currently stands well under 2%. This has accentuated our challenge.

As indicated in our previous messages, we believe the best course for the Fund is a balance among the three parts of its objective. As we go forward, this will entail a drop in its dividend. We believe, however, that this strategy will move us toward the Fund's objective in this way:

     1. Maintaining a dividend yield well above that of the S&P 500.
     2. Resuming the growth pattern of the Fund's dividend as the companies we own increase their dividends.
     3. Achieving a total return closer to that of the S&P 500.

Of course we cannot assure that the Fund will achieve its objective, but we strongly believe that the concept behind the Income Stock Fund is a sound one.

I have owned it for years, and will continue to do so.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board





(1) The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and operating expenses, please call for a prospectus. Read it carefully before you invest.






Investment Review

USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                            7/31/98               1/31/99
--------------------------------------------------------------------------------
  Net Assets                           $2,496.6  Million    $2,469.8  Million
  Net Asset Value Per Share                 $19.65               $19.71
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
--------------------------------------------------------------------------------
     7/31/98 to 1/31/99          1 Year           5 Years          10 Years
            6.38(+)              10.68%           15.31%            14.44%
--------------------------------------------------------------------------------
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the Lipper Mixed Equity-Income Funds Average, and the S&P 500 Index for the period of 01/31/89 through 01/31/99. The data points from the graph are as follows:


           USAA Income                                  Lipper Mixed Equity-
           Stock Fund             S&P 500 Index         Income Funds Average
           -----------            -------------         --------------------

01/89         $10,000                  $10,000                  $10,000
07/89          11,675                   11,837                   11,481
01/90          11,512                   11,443                   11,017
07/90          11,782                   12,603                   11,431
01/91          12,312                   12,401                   11,114
07/91          13,798                   14,208                   12,570
01/92          15,254                   15,209                   13,538
07/92          16,314                   16,022                   14,330
01/93          16,651                   16,816                   15,104
07/93          17,940                   17,417                   16,123
01/94          18,905                   18,977                   17,446
07/94          18,080                   18,314                   16,773
01/95          18,632                   19,077                   16,883
07/95          21,485                   23,089                   19,608
01/96          23,959                   26,443                   22,163
07/96          24,323                   26,911                   22,442
01/97          28,627                   33,405                   26,645
07/97          31,974                   40,934                   31,308
01/98          34,814                   42,391                   32,508
07/98          36,221                   48,837                   34,886
01/99          38,533                   56,173                   36,759

Data from 1/31/89 through 1/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity - Income Funds Average, an average performance level of all Lipper Mixed Equity - Income Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.






Message from the Manager

[Photograph of the Portfolio Manager, Stephan J. Klaffke, CFA, appears here.]

1998 was a significant year for the USAA Income Stock Fund. On August 28, 1998, Harry Miller retired from USAA. Harry guided the Fund for the past ten years and achieved a steady performance record. He not only proved to be an outstanding investment manager, but was also instrumental in the growth of the USAA equity department. Harry will be sorely missed.

Michael J.C. Roth's letter to investors outlines the three parts of the Fund's objective. We will continue to seek an above average dividend yield, while pursuing stocks with good capital appreciation potential and with an ability to raise their dividend. To that end, several modifications have been made over the past six months. We lowered the weighting of several industries of which two were: real estate investment trusts (REITs) from 13.7% to 5.5% and electric utilities from 12.8% to 8.2%. The proceeds were opportunistically reinvested in banks, technology, basic materials, capital goods and consumer staples during the market sell-off in August.

PERFORMANCE

For the six months ending January 31, 1999, the stock market was ruled by volatility. The global economic crisis entered its second year, and yet, the S&P 500 Index(1) was up 15.02%, primarily in response to three separate interest rate reductions by the Federal Reserve. This market environment has not favored funds paying an above average dividend yield. The six-month total return for the Fund was 6.38%, compared to the Lipper Income category total return of 3.52%.(2)


(1) The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Since our last report of July 31, 1998, the best performing sectors for the Fund were telecommunication services and technology. The investment in telecommunication services made the biggest contribution to the Fund's performance over the past six months. They offered above average dividend yields, had little exposure to foreign markets, and had increased earnings. The Fund's investment in technology is small, but what the Fund owned performed well. The sell-off of technology companies in August created an opportunity to increase the Fund's exposure in these companies with a growing dividend stream and strong fundamentals.

The underperforming sectors for the Fund were energy and REIT stocks. The global economic problems and commodity deflation had a devastating impact on energy stock prices. We view the current energy stock valuations as a buying opportunity. These stocks have demonstrated three attributes we are looking for: above average yields, growing dividend streams, and strong balance sheets. REITs underperformed the market averages as investors continued to question whether the industry has the financial resources to sustain growth at the same rapid pace that it has historically enjoyed. The August market correction created compelling buying opportunities. As previously mentioned, we reduced our REIT weighting to fund the new purchases.

OUTLOOK AND PERSPECTIVE

There is no doubt that these are extraordinary times as the S&P 500 completes four consecutive years of 20%+ returns. During 1998, the 20 largest companies, which currently represent a 29% weighting of the S&P 500 index, outperformed the average S&P 500 stock by 27%. This flight to the largest capitalization stocks has been going on for the past four years, as a strong economic environment has given way to concerns of a global economic meltdown. As long as investors gain confidence that the economy is still healthy, a broader recovery will occur. We believe employing our three-prong approach -- of selecting stocks with a growing dividend stream, using a fundamental discipline to uncover stocks with a good capital appreciation potential, and maintaining an above average portfolio yield -- will position us for the future.


------------------------------
   TOP 10 EQUITY HOLDINGS
     (% OF NET ASSETS)
------------------------------
Bristol-Myers Squibb       5.4
Ford Motor                 5.0
GTE                        4.3
American Home Products     4.3
Bell Atlantic              4.3
DaimlerChrysler            4.2
Bankers Trust              3.5
Texas Utilities            3.4
Airtouch Communications    3.2
US West                    3.0
------------------------------


----------------------------------
        TOP 10 INDUSTRIES
        (% OF NET ASSETS)
----------------------------------
Telephones                    11.6
Healthcare-Diversified         9.7
Automobiles                    9.2
Banks-Money Center             8.4
Electric Utilities             8.2
Real Estate Investment Trusts  5.5
Natural Gas Utilities          5.4
Telecommunications -
  Cellular/Wireless            3.7
Oil-International Integrated   3.3
Computer Software & Services   3.0
----------------------------------



See page 8 for a complete listing of the Portfolio of Investments.






USAA INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)
                                                                       Market
     Number                                                            Value
   of Shares                      Security                             (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (86.3%)
              Automobiles (9.2%)
    997,600   DaimlerChrysler AG                                     $  103,314
  2,000,000   Ford Motor Co.                                            122,875
--------------------------------------------------------------------------------
                                                                        226,189
--------------------------------------------------------------------------------
              Auto Parts (0.6%)
  1,000,000   Tomkins plc ADR                                            14,875
--------------------------------------------------------------------------------
              Banks - Major Regional (2.8%)
    554,000   Fleet Financial Group, Inc.                                24,549
    890,000   PNC Bank Corp.                                             45,557
--------------------------------------------------------------------------------
                                                                         70,106
--------------------------------------------------------------------------------
              Banks - Money Center (8.4%)
    700,000   BankAmerica Corp.                                          46,812
  1,000,000   Bankers Trust Corp.                                        87,000
    350,000   Chase Manhattan Corp.                                      26,928
    500,000   Citigroup, Inc.                                            28,031
    550,000   Westpac Banking Corp. Ltd. ADR                             19,388
--------------------------------------------------------------------------------
                                                                        208,159
--------------------------------------------------------------------------------
              Beverages - Nonalcoholic (0.4%)
    250,000   PepsiCo, Inc.                                               9,766
--------------------------------------------------------------------------------
              Chemicals (0.8%)
    175,000   Du Pont (E. I.) De Nemours & Co.                            8,958
    700,000   Lyondell Petrochemical Co.                                 10,456
--------------------------------------------------------------------------------
                                                                         19,414
--------------------------------------------------------------------------------
              Chemicals - Diversified (1.3%)
    600,000   B.F. Goodrich Co.                                          20,400
    400,000   Hercules Inc.                                              10,775
--------------------------------------------------------------------------------
                                                                         31,175
--------------------------------------------------------------------------------
              Communication Equipment (1.0%)
    400,000   Northern Telecom Ltd.                                      25,250
--------------------------------------------------------------------------------
              Computer - Hardware (2.5%)
    800,000   Hewlett-Packard Co.                                        62,700
--------------------------------------------------------------------------------
              Computer Software & Service (0.2%)
    158,170   Unisys Corp.                                                5,239
--------------------------------------------------------------------------------
              Electric Utilities (8.2%)
  1,327,500   Allegheny Energy, Inc.                                     41,982
    326,300   Central Hudson Gas & Electric Corp.                        13,154
  1,254,000   Interstate Energy Corp.                                    36,053
    622,750   New Century Energies, Inc.                                 27,401
  1,900,000   Texas Utilities Co.                                        83,481
--------------------------------------------------------------------------------
                                                                        202,071
--------------------------------------------------------------------------------
              Electrical Equipment (1.7%)
    400,000   General Electric Co.                                       41,950
--------------------------------------------------------------------------------
              Electronics - Semiconductors (0.6%)
    100,000   Intel Corp.                                                14,094
--------------------------------------------------------------------------------
              Entertainment (0.4%)
    300,000   Walt Disney Co.                                             9,900
--------------------------------------------------------------------------------
              Foods (0.3%)
    200,000   Kellogg Co.                                                 8,175
--------------------------------------------------------------------------------
              Healthcare - Diversified (9.7%)
  1,800,000   American Home Products Corp.                              105,637
  1,050,000   Bristol-Myers Squibb Co.                                  134,597
--------------------------------------------------------------------------------
                                                                        240,234
--------------------------------------------------------------------------------
              Household Products (0.7%)
    200,000   Procter & Gamble Co.                                       18,175
--------------------------------------------------------------------------------
              Leisure Time (1.0%)
  1,000,000   Brunswick Corp.                                            24,687
--------------------------------------------------------------------------------
              Machinery - Diversified (0.8%)
    600,000   Deere & Co.                                                19,538
--------------------------------------------------------------------------------
              Manufacturing - Diversified Industries (0.7%)
    140,000   AlliedSignal, Inc.                                          5,460
    100,000   United Technologies Corp.                                  11,944
--------------------------------------------------------------------------------
                                                                         17,404
--------------------------------------------------------------------------------
              Natural Gas Utilities (5.1%)
  1,433,200   National Fuel Gas Co.                                      60,642
  1,500,000   NICOR, Inc.                                                57,844
    239,400   Peoples Energy Corp.                                        8,259
--------------------------------------------------------------------------------
                                                                        126,745
--------------------------------------------------------------------------------
              Oil - Domestic Integrated (2.3%)
    600,000   Atlantic Richfield Co.                                     34,425
  1,500,000   Occidental Petroleum Corp.                                 22,594
--------------------------------------------------------------------------------
                                                                         57,019
--------------------------------------------------------------------------------
              Oil - International Integrated (3.3%)
    150,000   Chevron Corp.                                              11,213
  1,500,000   Texaco, Inc.                                               71,062
--------------------------------------------------------------------------------
                                                                         82,275
--------------------------------------------------------------------------------
              Paper & Forest Products (0.1%)
     63,000   Georgia-Pacific Corp.                                       1,418
--------------------------------------------------------------------------------
              Personal Care (0.5%)
    280,200   International Flavors & Fragrances Inc.                    12,224
--------------------------------------------------------------------------------
              Publishing/Newspapers (0.5%)
    920,000   Hollinger International Inc.                               12,075
--------------------------------------------------------------------------------
              Real Estate Investment Trusts (5.5%)
    500,000   Avalon Bay Communities, Inc.                               16,031
    500,000   Boston Properties, Inc.                                    16,250
    879,200   Brandywine Realty Trust                                    14,507
    275,000   Chelsea GCA Realty, Inc.                                    8,989
    450,000   Felcor Lodging Trust, Inc.                                  9,816
    600,000   First Industrial Realty Trust, Inc.                        15,412
    250,000   Highwoods Properties, Inc.                                  6,031
    500,000   Liberty Property Trust                                     11,812
    200,000   Mack California Realty Corp.                                5,975
    247,000   Mills Corp.                                                 4,678
    600,000   Patriot American Hospitality, Inc.                          3,225
    500,000   Post Properties, Inc.                                      18,625
    205,000   Shurgard Storage Centers, Inc.                              5,215
--------------------------------------------------------------------------------
                                                                        136,566
--------------------------------------------------------------------------------
              Retail - Department Stores (1.4%)
    900,000   J.C. Penney Company, Inc.                                  35,269
--------------------------------------------------------------------------------
              Services - Data Processing (0.7%)
    450,000   First Data Corp.                                           17,241
--------------------------------------------------------------------------------
              Telecommunications - Cellular/Wireless (0.5%)
    350,000   Sprint PCS*                                                11,156
--------------------------------------------------------------------------------
              Telecommunications - Long Distance (2.4%)
    700,000   Sprint Corp.                                               58,712
--------------------------------------------------------------------------------
              Telephones (11.6%)
  1,750,000   Bell Atlantic Corp.                                       105,000
  1,590,000   GTE Corp.                                                 107,325
  1,200,000   US West, Inc.                                              74,025
--------------------------------------------------------------------------------
                                                                        286,350
--------------------------------------------------------------------------------
              Waste Management (1.1%)
    950,000   Browning-Ferris Industries, Inc.                           26,125
--------------------------------------------------------------------------------
              Total common stocks (cost: $1,483,584)                  2,132,276
--------------------------------------------------------------------------------

                       PREFERRED STOCKS (10.8%)
              Chemicals (0.4%)
    190,000   Monsanto Co., 6.50% cumulative convertible                  9,286
--------------------------------------------------------------------------------
              Computer Software & Service (2.8%)
  1,230,319   Unisys Corp., depositary shares "A",
                $3.75 cumulative convertible                             69,974
--------------------------------------------------------------------------------
              Insurance - Life/Health (2.4%)
    750,000   Aetna, Inc., Class C, 6.25% cumulative convertible         60,094
--------------------------------------------------------------------------------
              Iron & Steel (0.5%)
    250,000   USX Corp., 6.50% cumulative convertible                    12,156
--------------------------------------------------------------------------------
              Investment Companies (0.4%)
    240,000   Dollar General Corp., 8.50% cumulative convertible          9,120
--------------------------------------------------------------------------------
              Machinery - Diversified (0.8%)
    800,000   Ingersoll-Rand Co., 6.75%, cumulative convertible          19,700
--------------------------------------------------------------------------------
              Natural Gas Utilities (0.3%)
    149,200   El Paso Energy Corp., 4.75% cumulative convertible          7,162
--------------------------------------------------------------------------------
              Telecommunications - Cellular/Wireless (3.2%)
  1,000,000   AirTouch Communications, Inc., Class B, 6.00%
                cumulative convertible                                   78,375
--------------------------------------------------------------------------------
              Total preferred stocks (cost: $192,987)                   265,867
--------------------------------------------------------------------------------


Principal
 Amount
 (000)
---------

                          CONVERTIBLE BONDS (1.1%)
$   15,000   Continental Airlines, Inc., 6.75%, 4/15/2006                18,281
       165   Ralston Purina Co., 7.00%, 8/01/2000                         8,209
--------------------------------------------------------------------------------
              Total convertible bonds (cost: $28,630)                    26,490
--------------------------------------------------------------------------------

                              SHORT-TERM (1.6%)
             Commercial Paper
    40,837   General Electric Capital Corp., 4.81%, 2/01/1999
              (cost: $40,826)                                            40,826
--------------------------------------------------------------------------------
             Total investments (cost: $1,746,027)                    $2,465,459
================================================================================






USAA INCOME STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing





See accompanying notes to financial statements.







USAA INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1999
(Unaudited)



ASSETS
   Investments in securities, at market value
     (identified cost of $1,746,027)                                $ 2,465,459
   Cash                                                                     421
   Receivables:
      Capital shares sold                                                   400
      Dividends and interest                                              7,223
      Securities sold                                                       229
                                                                    ------------
         Total assets                                                 2,473,732
                                                                    ------------

LIABILITIES
   Capital shares redeemed                                                2,471
   USAA Investment Management Company                                     1,047
   USAA Transfer Agency Company                                             236
   Accounts payable and accrued expenses                                    135
                                                                    ------------
         Total liabilities                                                3,889
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 2,469,843
                                                                    ============

REPRESENTED BY:
   Paid-in capital                                                  $ 1,794,275
   Accumulated undistributed net investment income                        6,277
   Accumulated net realized loss on investments                         (50,141)
   Net unrealized appreciation of investments                           719,432
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 2,469,843
                                                                    ============
   Capital shares outstanding                                           125,335
                                                                    ============
   Authorized shares of $.01 par value                                  250,000
                                                                    ============
   Net asset value, redemption price, and offering price per share  $     19.71
                                                                    ============



See accompanying notes to financial statements.






USAA INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1999
(Unaudited)



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $5)                 $  45,817
      Interest                                                            4,736
                                                                      ----------
         Total income                                                    50,553
                                                                      ----------
   Expenses:
      Management fees                                                     6,023
      Transfer agent's fees                                               1,445
      Custodian's fees                                                      134
      Postage                                                               172
      Shareholder reporting fees                                             32
      Directors' fees                                                         2
      Registration fees                                                      45
      Professional fees                                                      16
      Other                                                                  24
                                                                      ----------
         Total expenses                                                   7,893
                                                                      ----------
            Net investment income                                        42,660
                                                                      ----------
Net realized and unrealized gain on investments:
   Net realized loss                                                    (50,134)
   Change in net unrealized appreciation/depreciation                   154,433
                                                                      ----------
            Net realized and unrealized gain                            104,299
                                                                      ----------
Increase in net assets resulting from operations                      $ 146,959
                                                                      ==========




See accompanying notes to financial statements.







USAA INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)



                                                        1/31/99       7/31/98
                                                      --------------------------
From operations:
   Net investment income                              $   42,660    $   93,097
   Net realized gain (loss) on investments               (50,134)      131,080
   Change in net unrealized appreciation/depreciation
      of investments                                     154,433        64,929
                                                      --------------------------
      Increase in net assets resulting from operations   146,959       289,106
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                 (42,307)      (92,033)
                                                      --------------------------
   Net realized gains                                    (91,729)     (118,394)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                             123,734       382,576
   Shares issued for dividends reinvested                124,479       195,544
   Cost of shares redeemed                              (287,863)     (346,558)
                                                      --------------------------
      Increase (decrease) in net assets from
         capital share transactions                      (39,650)      231,562
                                                      --------------------------
Net increase (decrease) in net assets                    (26,727)      310,241
Net assets:
   Beginning of period                                 2,496,570     2,186,329
                                                      --------------------------
   End of period                                      $2,469,843    $2,496,570
                                                      ==========================
Undistributed net investment income included in net
   assets:
   End of period                                      $    6,277    $    5,924
                                                      ==========================
Change in shares outstanding:
   Shares sold                                             6,584        19,195
   Shares issued for dividends reinvested                  7,010        10,251
   Shares redeemed                                       (15,287)      (17,438)
                                                      --------------------------
      Increase (decrease) in shares outstanding           (1,693)       12,008
                                                      ==========================




See accompanying notes to financial statements.






USAA INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of well-established, large companies with above-average dividend yields and in real estate investment trusts (REITs).

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the CAPCO agreements, the Fund may borrow from CAPCO an amount under both agreements combined of up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.


(3)  DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $424.9 million and $484.3 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $776.6 million and $57.2 million, respectively.


(5)  TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1999 was $57,000.


(6)  TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1999, the Association and its affiliates owned 6.4 million shares (5.1%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7)  YEAR 2000
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact of the Fund from this problem.


(8)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                             Six-month                                                    Ten-month
                           Period Ended                                                 Period Ended
                            January 31,               Year Ended July 31,                  July 31,
                          ----------------------------------------------------------------------------
                               1999        1998        1997         1996         1995         1994
                          ----------------------------------------------------------------------------

Net asset value at
   beginning of period    $    19.65   $    19.01   $    15.85   $    14.96   $    13.50   $    14.95
Net investment income            .34          .75          .81          .77          .74          .60
Net realized and
   unrealized gain (loss)        .78         1.66         3.88         1.16         1.69        (1.12)
Distributions from net
   investment income            (.33)        (.75)        (.79)        (.77)        (.75)        (.74)
Distributions of realized
   capital gains                (.73)       (1.02)        (.74)        (.27)        (.22)        (.19)
                          ----------------------------------------------------------------------------
Net asset value at
   end of period          $    19.71   $    19.65   $    19.01   $    15.85   $    14.96   $    13.50
                          ============================================================================
Total return (%) *              6.38        13.28        31.46        13.21        18.83        (3.53)
Net assets at
   end of period (000)    $2,469,843   $2,496,570   $2,186,329   $1,710,769   $1,408,371   $1,190,024
Ratio of expenses to
   average net assets (%)        .66(a)       .65          .68          .72          .75          .73(a)
Ratio of net investment
   income to average
   net assets (%)               3.54(a)      3.85         4.73         4.84         5.34         5.25(a)
Portfolio turnover (%)         18.73        22.34        34.95        32.38        34.94        24.82

 * Assumes reinvestment of  all  dividend income and  capital gain distributions during the period.
(a)Annualized.  The  ratio  is  not  necessarily  indicative  of  12 months   of
   operations.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777